Exhibit 99.1

Hertz Lehman Brothers 2007 High Yield Bond and Syndicated Loan Conference March 2007 HTZ LBHY MAR'07 - 1

Forward-Looking Statements Certain statements contained in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements give our current expectations or forecasts of future events and our future performance and do not relate directly to historical or current events or our historical or current performance. Most of these statements contain words that identify them as forward-looking, such as "anticipate", "estimate", "expect", "project", "intend", "plan", "believe", "seek", "will", "may", "opportunity", "target" or other words that relate to future events, as opposed to past or current events. Forward-looking statements are based on the then-current expectations, forecasts and assumptions of our management and involve risks and uncertainties, some of which are outside of our control, that could cause actual outcomes and results to differ materially from current expectations. For some of the factors that could cause such differences, please see the section of the prospectus dated December 6, 2006, relating to the exchange offer for our outstanding high-yield bonds (our exchange offer prospectus), entitled "Risk Factors" and the cautionary note regarding forward-looking statements appearing at the beginning of the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our exchange offer prospectus. We cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any projections will be realized. We expect that there will be differences between projected and actual results. These forward-looking statements speak only as of the date of this presentation, and we do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. We caution you not to place undue reliance on the forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirely by the cautionary statements contained herein. HTZ LBHY MAR'07 - 2

Key Definitions EBITDA* Corporate EBITDA* EBITA* Corporate Interest* Adjusted Pre-Tax Income* Adjusted Net Income* Net Corporate Debt* Earnings before interest expense, taxes, depreciation and amortization. Earnings before net interest expense (other than interest expense relating to certain car rental fleet financing), income taxes, depreciation (other than depreciation related to the car rental fleet), amortization and certain other items specified in the credit agreements governing the Company's credit facilities. For purposes of consistency, the Company has revised its calculation of Corporate EBITDA for 2005 and 2006 so that the identified extraordinary, unusual or nonrecurring gains and losses are consistent with those used in the Company's calculation of adjusted pre-tax income. Earnings before interest expense, taxes and amortization. Non-fleet interest expense, excluding non-cash items. Income before income taxes and minority interest plus non-cash purchase accounting charges, non-cash debt charges relating to the amortization of debt financing costs and debt discounts and certain other one-time or non-operational items. Adjusted pre-tax income less a provision for income taxes derived utilizing a normalized income tax rate and minority interest. Total debt excluding fleet debt less cash and equivalents and corporate restricted cash. * "EBITDA," "Corporate EBITDA," "EBITA," "Corporate Interest," "Adjusted Pre-Tax Income," "Adjusted Net Income," "Net Corporate Debt," "Net Fleet Debt," "Levered After-Tax Cash Flow Before Fleet Growth" and "Levered After-Tax Cash Flow After Fleet Growth" are non-GAAP measures within the meaning of Regulation G. In conformity with Regulation G, information required to accompany the disclosure of non-GAAP financial measures, including a reconciliation of the non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States, appears at the end of this presentation on the slides relating to Non-GAAP Measures. HTZ LBHY MAR'07- 3

Key Definitions Net Fleet Debt* Fleet debt (U.S. ABS Fleet Debt, the Fleet Financing Facility, International Fleet Debt Facilities, Levered After-Tax capital lease financings relating to revenue earning equipment that are outside the International Cash Flow Before Fleet Debt Facilities and the pre-Acquisition ABS Notes) less restricted cash associated with Fleet Growth* fleet debt. Corporate EBITDA less equipment rental fleet depreciation including gain (loss) on sale, non-fleet capital expenditures, net of non-fleet disposals, plus changes in working capital (accounts receivable, inventories, prepaid expenses, accounts payable and accrued liabilities), changes in other assets and liabilities (including public liability and property damage, U.S. pension liability, equity and minority interest) less corporate net cash interest and corporate cash taxes. Levered After-Tax Levered After-Tax Cash Flow Before Fleet Growth plus equipment rental growth capital Cash Flow After expenditures and gross car rental fleet growth capital expenditures less car rental fleet Fleet Growth* financing. Pro Forma (PF) Pro forma metrics give effect to the Company's new capital structure as if the debt associated with the acquisition of the Company on December 21, 2005 and related purchase accounting adjustments had occurred on January 1, 2005. All prior year profitability performance metrics are presented on a "pro forma" basis. * "EBITDA," "Corporate EBITDA," "EBITA," "Corporate Interest," "Adjusted Pre-Tax Income," "Adjusted Net Income," "Net Corporate Debt," "Net Fleet Debt," "Levered After-Tax Cash Flow Before Fleet Growth" and "Levered After-Tax Cash Flow After Fleet Growth" are non-GAAP measures within the meaning of Regulation G. In conformity with Regulation G, information required to accompany the disclosure of non-GAAP financial measures, including a reconciliation of the non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States, appears at the end of this presentation on the slides relating to Non-GAAP Measures. HTZ LBHY MAR'07- 4

Key Investment Considerations premier global brand Leading franchises in large, growing industries Superior business model and strategy with successful track record Multiple drivers of earnings growth - Robust diversified revenue growth - Significant productivity opportunities - Strong cash flow to drive deleveraging Experienced management team with performance based incentives

Leading Franchises Rent-A-Car (RAC) YTD 12/31/06 Revenue = $6.4 billion #1 airport market share in U.S. and at 69 major airports in Europe #1 worldwide general use car rental brand #1 in each of the business and leisure segments in the U.S. airport market Approximately 7,600 locations worldwide with over 120 million transaction days in 2006 Hertz Equipment Rental (HERC) YTD 12/31/06 Revenue = $1.7 billion One of the largest competitors in the U.S. and Canada combined Double-digit revenue growth for the last ten consecutive quarters One of the youngest fleets among major participants in U.S. and Canada Diversified revenue mix 362 locations worldwide HTZ LBHY MAR'07 - 6

Superior Business Model Diversified Business with Consistent Growth & Profitability Revenue Mix ($ in billions) $8,058 Variable 34% Costs 66% Note: Data for YTD Dec. 31, 2006 (a) Pro Forma for impact of fleet financing structure put in place on 12/21/05 Total 2006ACT Revenue = $8.1bn Flexible Cost Structure Corporate EBITDA ($ in millions) 2005PF 2005ACT $1,379 HTZ LBHY MAR'07 - 7 Revenue ($ in millions) CAGR = 9.9% $6,676 $7,469 2004 2005 PF 2006ACT Growth = 20.9% $1,141 2006ACT Worldwide HERC $1.7 21% U.S. Off-Airport $0.9 11% U.S. Airport Leisure $1.9 24% Int'l Airport $1.0 13% Int'l Off-Airport $1.0 12% Fixed or Semi-fixed Costs

Multiple Drivers of Earnings Growth Strategy Leverage brand, market position and investment to drive revenue growth Drive cost efficiencies to leverage earnings growth Utilize cash flow to deleverage Economic Model Long-Term 2006ACT Targets +8% +6-8% 27% 25% 63% 61% 4% 3% 6% 11% HTZ LBHY PAWN- 8 Revenue Growth Fleet Cost % of Revenue OpEx & SG&A % of Revenue Corporate Interest % of Revenue Adjusted Pre-tax Income % of Revenue

Worldwide RAC

 Worldwide RAC Overview Overview Strong Performance Largest worldwide general use car rental brand Approximately 7,600 locations worldwide Diverse revenue streams, customer segments & distribution channels Total 2006ACT Revenue = $6.4 billion HTZ LBHY MAR '07 - 10 2006 Revenues ($in billions) $6.4 LTM Q2 2006 $5.2 $3.0 Hertz Avis/Budget DTG Vanguard(3) 2006 Profit Margin(1) Note: Data as of Fiscal Year 2006 (ended 12/31/2006) from company reports (1) Corporate EBITDA for Hertz and EBITDA less car rental vehicle interest expense and car rental vehicle depreciation for others (derived from company reports; 2006 Profit Margin is calculated as 2006 Corporate EBITDA divided by 2006 revenues for RAC). (2) Pro Forma, excludes truck rental and corporate charges. (3) Latest available public information - LTM Q2 2006 Int'l. Off-Airport, $1.0 / 15% 24% U.S. Airport Business / $1.6 LTM Q2 2006 9.0% 9.9% Vanguard(3) $1.7 Hertz Avis/Budget (2) DTG U.S. Off-Airport $0.9 14% Int’l Airport $1.0 16% U.S. Airport Leisure $1.9 31%

Large Market with Attractive Growth Total Global Market = $30+B Source: Auto Rental News and Company estimates HTZ LBHY MAR’07 - 11 Current Industry Trends Rational rental rate increases above historical average Rising fleet costs for 2007 model year Stable U.S. used-vehicle market 5 of 8 major brands now publicly held Transaction Days +2-4% Rental Revenue Per Day +2% Other Revenue +1% Total Market +5-7% Source: Company estimates for forward five-year period U.S. Off-Airport $9B 28% International $12.5B 40% U.S. Airport $10B 32% Long-term Industry Trends Annual Growth

Long-Term Market Leader U.S. Airport Market Share U.S. Airport Share Gap Market Size = ~$10B vs. Vanguard vs. Avis 6.4% 2.7% 8.7% 8.5% 2000 YTD Oct-06 2000 YTD Oct-06 Source Airport authorities Europe Airport Market Share Market Size = ~$5B National 11% Hertz 25% Sixt 10% Others 7% Europcar 22% Avis Europe 25% Sources: Market share- airport authorities & company estimates Hertz 28.4% Avis 19.9% Vanguard 19.7% (a) Dollar/Thrifty 11.6% Budget 10.4% Enterprise 7.6% Others 2.4% 2000 2001 2002 2003 2004 2005 Source: Airport authorities (a) Includes National and Alamo YTD Oct-06 0% 5% 10% 15% 20% 25% 30% 1.0% 1.4% 8.8% 11.8% 22.3% 26.0% 28.7% HTZ LBHY MAR’07 - 12

 Worldwide RAC Operating Strategies Highly differentiated strategy that supports price premium Continued revenue growth in product and segment initiatives Optimize fleet Leverage $1.3 billion of recent non-fleet investments - Facilities - Service Buses - Customer Management System - Internet Infrastructure Unlock inherent operating leverage

Highly Differentiated Strategy HTZ LBHY MAR'07 -14 Leading Brand Leading Loyalty Program (#1 Club Gold) Affiliated Customer Strategy - Over 80% of revenues from affiliated business Travel Partnerships Corporate Accounts Best-in-Class Service Product & Service Differentiation Brand Differentiation “Which one car rental company is best overall?” 28% 15% 12%, 11% 10% 10% TM Hertz Avis National Budget Enterprise Alamo Source: November 2006 Car Rental Tracking Study conducted among over 600 airport renters by an independent third party research company. Percentages reflect average of business and leisure responses. Total Revenue Per Transaction Day $50.81 Source: Fiscal year 2006 data based on company reports. Represents all revenues related to vehicle rentals. (1) latest available public information - LTM Q2 2006 Hertz #1 Club Gold Transactions 40% Hertz Avis/Budget Dollar/Thrifty Vanguard(1) $43.77 $41.99 $42.51

Hertz

Worldwide RAC Opportunities

Revenue Growth

- Underlying core market growth of +5–7%
- Segment / new market initiatives additive to core growth rate

– U.S. Off-Airport	#2 player in $9 billion market with significant share opportunity
– European segmentation	Fragmented market with share gain opportunities
– Product segmentation (e.g., Green Fleet, Fun Fleet, NeverLost)	High return growth opportunities that enhance Hertz's competitive advantage and differentiation

Productivity

– Fleet	Diversity, technology/utilization, non-program vs. program mix
– OpEx & SG&A	Process improvements, procurement, SG&A reduction, off-airport maturation

HTZ LBHY MAR'07 – 15

Flexible Fleet Dynamics Global Fleet Supplier Diversity U.S. RAC 2007 Model Year Economics Without Hertz Initiatives With Hertz Initiatives Model Year Cost Inflation ~15% ~15% Process, Mix & Structural Changes - ~(9%) Net Cost Inflation ~15% ~6% Pricing Increases Needed to Offset Fleet Inflation ~5% ~2% Hertz % Concentration with Top Supplier 38% 42% 80% 93% Hertz Avis/Budget Vanguard Dollar/Thrifty Source: Company filings Note: Based on Model Year 2006 purchases for DTG & Vanguard, calendar year 2006 purchases for Avis. Hertz based on YTD 12/31/06 Note: Represents YTD 12/31/06 purchases Mazda 3% Other Suppliers 12% Renault 3% DaimlerChrysler 3% Kia 3% Fiat 4% Peugeot 4% Hyundai 6% Ford 38% Toyota 9% GM 15% HTZ LBHY MAR'07 -156

Worldwide HERC

Worldwide HERC Overview Overview Strong Performance Revenue ($ in millions) Leading equipment rental company 362 locations worldwide Diverse fleet and customer segments World class operator with one of the youngest fleets among U.S. national competitors $308 million Investment In non-fleet since 2000 CAGR = 20.0% $1,162 $1,415 $1,673 2004 2005 2006 Corporate EBITDA ($ in millions) CABR = 32.7% $431 $587 $759 2004(1) 2005 2006 (1) 2004 represents EBITDA. HTZ LBHY MAR'07 -18

Large Market with Attractive Growth Large, fragmented Industry with strong long-term growth Cyclical growth: 4 years into what historically has been a 9- to 10-year expansion cycle Secular growth: rental penetration US. Secular Growth: Rental Penetration 2006 U.S. Total Market Size = $35B 81% Other 7% URI 4% HERC 4% RSC (1) 4% Sunbelt (1) Source: Company REPORTS (1) Management estimate Rental as % of Equipment Market 40-50% 30-40% 20-30% 5-10% 10-20% 1990 1995 2000 2005 2015E Source: Rental Source Rental Equipment Register U.S. Equipment Rental Industry Revenue ($ in billions) $40.0 $35.0 $30.0 $25.0 $20.0 $15.0 $10.0 $5.0 $0.0 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E 1991-2000 CAGR = 13.5% $8 $10 $11 $13 $14 $16 $18 $21 $24 $25 2000-2003 CAGR = (1.2)% $25 $24 2003-2007E CAGR = 12% $24 $27 $29 $35 $38 HTZ LBHY MAR'07 -19

Diversified End Markets with Profitable Growth Strategies HERC Diversification Revenue Balance Residential Construction 4% 18% Industrial 48% Non-Residential Construction 30% Engineering Svcs/Gov’t/Other Geographic Balance 13% North-western 15% South-western 12% Western 11% South-eastern 14% Canada 10% Europe 12% Florida 13% Northeastern December YTD 2006 Long Term Growth Initiatives Market Size Initiative Share Gain Annualized $ Sub-total $4.8B 3-4% $164M Greenfield/ Geographic Expansion ~60 Locations $80M General Rental $2B 3% $60M Industrial $80M 4% $2B Pump/Power Generation $800M 3% $24M Total Opportunity $244M HTZ LBHY MAR'07 -20

HERC: World Class Operator in Equipment Rental Industry Organic growth – not a roll-up Significant national account base High ROI growth opportunities Earnings leverage through ongoing productivity benefits Note: Data as of Fiscal Year 2006 (ended 12/31/2006) for HERC, URI and H&E as per company reports. (1) Revenue and EBITDA figures exclude gain on sale of used equipment. (2) Earnings Before Interest, Taxes and Amortization. ’04-’06 Rental Revenue CAGR 19.6% 25.2% 10.9% HERC H&E URI Average Fleet Age In Months 26.4 39.0 39.0 HERC URI H&E 2006 EBITDA Margin (1) 45.4% 29.8% 25.2% HERC URI H&E 2006 EBITA Margin (1)(2) 26.4% 18.9% 17.9% HERC URI H&E HTZ LBHY MAR'07 -21

Financial Overview HTZ LBHY MAR'07 -22

Financial Profile Significant growth opportunity and profit opportunities - Achievement of cost efficiencies Improved working capital - Leverage recent non-fleet investments - Deleveraging reduces debt cost Strong balance sheet and liquidity profile Flexible capital structure Attractive free cash flow (Leveraged After-Tax Cash Flow Before and After Fleet Growth)

Hertz Debt Structure at Dec. 31, 2006 "RAC FleetCo“ Use of Vehicles ($ in millions) Fleet Depreciation + Fleet Interest "Corporate“ $ 7,366 606 487 Assets: RAC Fleet Value Fleet Receivables Cash(1) Assets: All other assets of Hertz, including the HERC Fleet Total $ 8,459 Net Corporate Debt: Fleet Debt: $ 5,011 ABL/Term Loan $ 1,926 U.S. ABS 1,955 Bonds 2,697 International Facility 33 Other 655 Capital Leases $ 6,999 Less: Cash(2) (737) Total $ 1,460 Total $ 4,540 Fleet Equity 83% Loan-to-Value As of 12/31/06 (1) Restricted Cash Associated with Fleet Debt HTZ LBHY MAR'07 - 24 (2) Cash and Equivalents, plus Corporate Restricted Cash See page 31 for Non-GAAP reconciliation

Balance Sheet ($ in millions) Leverage Liquidity As of Dec. 31, 2006 Net Fleet Debt $ 6,512 Net Corporate Debt $ 4,540 Total Net Debt $ 11,052 2006 EBITDA $ 3,101 2006 Corporate EBITDA $ 1,379 Total Net Debt/EBITDA 3.6 x Net Corp. Debt/Corp. EBITDA 3.3 x As of Dec. 31, 2006 Cash $ 672 Unfunded Corporate Liquidity $ 1,679 Total Corporate Liquidity $ 2,351 Fleet Financing Availability $ 2,843 Total Liquidity $ 5,194 Hertz believes it has ample liquidity available for growth and cushion under its debt covenants HTZ LBHY MAR'07- 25

Summary Cash Flow Items Non-GAAP Reconciliation ($ in millions) 2005PF 2006ACT Income before income taxes and minority interest $ 129.7 $ 240.7 Depreciation and amortization 1,878.8 2,016.1 Interest, net of interest income 823.6 860.7 Minority interest (12.6) (16.7) EBITDA 2,819.5 3,100.8 Adjustments: Car rental fleet interest (406.9) (400.0) Car rental fleet depreciation (1,381.5) (1,479.6) Non-cash expenses and charges 106.2 130.6 Extraordinary, unusual or non-recurring gains and losses 4.0 23.8 Sponsor fees 3.2 Corporate EBITDA 1,141.3 1,378.8 Less: HERC Fleet Depreciation b/f Gain/(Loss) on Sale (308.4) (290.9) Plus: HERC Gain/(Loss) on Sale 60.4 54.4 Less: Non-Fleet CapEx, Gross (399.8) (205.1) Plus: Non-Fleet Disposals 97.6 29.8 Corporate EBITDA - Non-Fleet CapEx and Maintenance CapEx 591.1 967.0 Changes in Working Capital Change in Accounts Receivable (82.1) (95.5) Change in Inventories (22.2) (6.6) Change in Prepaid Expenses (25.1) (5.0) Change in Accounts Payable (147.0) 32.5 Change in Accrued Liabilities 150.9 89.9 Total (125.5) 15.3 Changes in Other Assets & Liabilities Change in Public Liability & Property Damage (24.0) 1.4 Change in Pension Liability - U.S. 5.1 5.1 Change in Other Assets / Liabilities 200.9 (104.5) Change in Equity/ Minority Interest (55.2) 7.8 Total 126.8 (90.2) Unlevered Pre Tax Cash Flow 592.4 892.2 Corporate Net Cash Interest (390.2) (430.3) Corporate Cash Taxes (29.5) (33.6) Levered After Tax Cash Flow Before Fleet Growth 172.7 428.3 HERC Fleet Growth CapEx (408.6) (392.9) RAC Net Fleet Equity Requirement (213.8) 244.9 Levered After Tax Cash Flow After Fleet Growth $ (449.7) $ 280.3 HTZ LBHY MAR'07 - 26

Key Investment Considerations Premier global brand Leading franchises in large, growing industries Superior business model and strategy with successful track record Multiple drivers of earnings growth - Robust diversified revenue growth Significant productivity opportunities Strong cash flow to drive deleveraging Experienced management team with performance based incentives HTZ LBHY MAR'07- 27

The Hertz Corporation Non-GAAP Reconciliations ($ in millions) Car Rental $ 291.6 $ 373.5 Income before income taxes and minority interest Depreciation and amortization 1,551.9 1,659.9 Interest, net of interest income 421.0 424.1 EBITDA 2,264.5 2,457.5 Adjustments: Car rental fleet interest (406.9) (400.0) Car rental fleet depreciation (1,381.5) (1,479.6) Non-cash expenses and charges 94.9 73.0 Extraordinary, unusual or non-recurring gains and losses 4.0 Corporate EBITDA $ 575.0 $ 650.9 Equipment Rental Income before income taxes and minority interest $ 173.3 $ 269.5 Depreciation 288.0 318.1 Amortization 33.4 32.2 Interest, net of interest income 91.7 140.0 EBITDA 586.4 759.8 Adjustments: Non-cash expenses and charges 1.0 (0.4) Corporate EBITDA $ 587.4 $ 759.4 Corporate and Other Loss before income taxes and minority interest $ (335.2) $ (402.3) Depreciation and amortization 5.5 5.9 Interest, net of interest income 310.9 296.6 Minority interest (12.6) (16.7) EBITDA (31.4) (116.5) Adjustments: Non-cash expenses and charges 10.3 58.0 Extraordinary, unusual or non-recurring gains and losses 23.8 (1) Pro forma gives effect to Sponsors' fees 3.2 the Company's new capital structure as if Corporate EBITDA $ (21.1) $ (31.5) the debt associated with Consolidated the acquisition of the $ 129.7 1,878.8 $240.7 2,016.1 Income before income taxes and minority interest Depreciation and amortization Company on December Interest, net of interest income 823.6 860.7 21 Minority interest related and 2005 21, accounting EBITDA (12.6) (16.7) purchase Adjustments: adjustments had 2,819.5 3,100.8 occurred Car rental fleet interest (406.9) (400.0) occurred on January 1, Car rental fleet depreciation (1,381.5) (1,479.6) II 2005. Non-cash expenses and charges 106.2 130.6 unusual or non-recurring gains and losses 4.0 23.8 (2) Excludes interest on Extraordinary, Sponsors’ fees 3.2 parent of $40.0 million. Corporate EBITDA $ 1,141.3 $ 1,378.8 HTZ LBHY MAR'07- 28 2006 EBITDA and Corporate EBITDA Year Ended December 31, Pro Forma(1) (Combined) 2005

The Hertz Corporation Non-GAAP Reconciliations EBITDA, EBITA (HERC Only); Based on Actual Results Year Ended December 31, (Combined) 2004 2005 2006 Car Rental Income before income taxes and minority interest $ 437.7 $ 374.6 $ 373.5 Depreciation and amortization 1,365.3 1,528.5 1,659.9 Interest expense, net of interest income 305.0 365.0 424.1 EBITDA $ 2,108.0 $ 2,268.1 $ 2,457.5 Equipment Rental Income before income taxes and minority interest $ 87.8 $ 239.1 $ 269.5 Amortization - 1.0 32.2 Interest, net of interest income 72.0 89.8 140.0 EBITA 159.8 329.9 441.7 Depreciation 271.4 255.8 318.1 EBITDA $ 431.2 $ 585.7 $ 759.8 Corporate and Other Loss before income taxes and minority interest $ (22.9) $ (72.0) $ (402.3) Depreciation and amortization 4.8 5.1 5.9 Interest, net of interest income 7.4 45.2 296.6 Minority interest (3.2) (12.6) (16.7) EBITDA $ (13.9) $ (34.3) $ (116.5) Consolidated Income before income taxes and minority interest $ 502.6 $ 541.7 $ 240.7 Depreciation and amortization 1,641.5 1,790.4 2,016.1 Interest, net of interest income 384.4 500.0 860.7 Minority interest (3.2) (12.6) (16.7) EBITDA $ 2,525.3 $ 2,819.5 $3,100.8 ($ in millions) HTZ LBHY MAR'07 - 29

Credit Statistics ($ in millions) 2005PF 2006ACT Revenue $ 7,469.2 $ 8,058.4 EBITDA 2,819.5 3,100.8 Corporate EBITDA 1,141.3 1,378.8 Total interest expense $ 823.6 $ 860.7 Corporate net cash interest 390.2 430.3 HERC fleet CapEx (646.5) (629.4) Total non-fleet CapEx (245.4) (175.3) Corporate Cash $ 941.6 $ 737.3 Debt: Total fleet debt $ 5,763.1 $ 6,998.9 Total corporate debt 6,751.9 5,277.3 Total debt $12,515.0 $12,276.2 Equity $ 2,266.2 $ 2,518.5 Credit Statistics Total debt/EBITDA 4.4 x 4.0 x EBITDA/total interest 3.4 3.6 Corporate debt/Corporate EBITDA 5.9 x 3.8 x Net Corporate debt/Corporate EBITDA 4.2 3.3 Corporate EBITDA/Corporate interest 2.9 x 3.2 x (Corporate EBITDA-CapEx)/Corporate interest 0.6 1.3 HTZ LBHY MAR'07 - 30

The Hertz Corporation Non-GAAP Reconciliations ($ in millions) As of December 31, 2005 2006 Corporate Debt Debt, less: $ 12,515.0 $ 12,276.2 U.S Fleet Debt and Pre-Acquisition Notes 4,920.2 4,845.2 Fleet Financing Facility - 165.9 International Fleet Debt 1,831.7 1,987.8 Fleet Debt $ 6,751.9 $ 6,998.9 Corporate Debt $ 5,763.1 $ 5,277.3 Corporate Restricted Cash Restricted Cash, less: $ 289.2 $ 552.5 Restricted Cash Associated with Fleet Debt 191.5 487.0 Corporate Restricted Cash $ 97.7 $ 65.5 Net Corporate Debt Corporate Debt, less: $ 5,763.1 $ 5,277.3 Cash and Equivalents 843.9 671.8 Corporate Restricted Cash 97.7 65.5 Net Corporate Debt $ 4,821.5 $ 4,540.0 Net Fleet Debt Fleet Debt, less: $ 6,751.9 $ 6,998.9 Restricted Cash Associated with Fleet Debt 191.5 487.0 Net Fleet Debt $ 6,560.4 $ 6,511.9 Net Fleet Debt, Net Corporate Debt and Corporate Interest Year Ended December 31, Pro Forma (Combined) 2005 2006 Corporate Interest Interest, Net of Interest Income, less: $ 823.6 $ 860.7 Fleet Interest, Net (Cash) 409.8 449.2 Non-Cash Interest 109.0 99.5 Corporate Interest $ 304.8 $ 312.0 HTZ LBHY MAR'07 - 31

Hertz Consolidated Non-GAAP Reconciliation Adjusted Pre Tax and Net Income ($ in millions) 2004ACT 2005ACT 2005PF 2006ACT Income Before Income Taxes and Minority Interest $502.6 $541.7 $129.7 $240.7 Adjustments: Purchase Accounting 91.0 90.4 Non-Cash Debt Charges 109.0 99.5 Other (1) 1.2 56.3 Adjusted Pre-Tax Income $502.6 $541.7 $330.9 $486.9 Income Taxes and Minority Interest (2) 179.1 202.2 128.4 187.1 Adjusted Net Income $323.5 $339.5 $202.5 $299.8 (1) Other includes non-recurring charges/gains relating to Mark-to-market on Euro denominated debt, CEO transition costs, gain on sale of swap derivative, stock-based compensation charges, sponsor termination fee and European headquarters relocation costs. (2) Includes assumed provision for income taxes at 35%. HTZ LBHY MAR'07 - 32

Importance of Non-GAAP Measures EBITDA and Corporate EBITDA provide investors with supplemental measures of operating performance and liquidity. Corporate EBITDA provides supplemental information utilized in the calculation of the financial covenants under Hertz's senior credit facilities. Management uses EBITDA and Corporate EBITDA as performance and cash flow metrics for internal monitoring and planning purposes, including the preparation of Hertz's annual operating budget and monthly operating reviews, as well as to facilitate analysis of investment decisions. These measures are important to allow Hertz to evaluate profitability and make performance trend comparisons between Hertz and its competitors. Management also believes that EBITDA and Corporate EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industries. EBITDA is also used by management and investors to evaluate our operating performance exclusive of financing costs and depreciation policies. EBITDA and Corporate EBITDA are not recognized measurements under GAAP. When evaluating Hertz's operating performance or liquidity, investors should not consider EBITDA and Corporate EBITDA in isolation of, or as a substitute for, measures of Hertz's financial performance and liquidity as determined in accordance with GAAP, such as net income, operating income or net cash provided by operating activities. HTZ LBHY MAR'07 - 33

Importance of Non-GAAP Measures Net Corporate Debt and Net Fleet Debt are important statistics to management and ratings agencies as they help measure the company's leverage. Net Corporate Debt also assists in the evaluation of the company's ability to service its non-fleet-related debt without reference to the expense associated with the fleet debt, which is fully collateralized by assets not available to lenders under the non-fleet debt facilities. Corporate Interest expense helps management measure the costs of financing the business exclusive of the costs associated with fleet financing. Adjusted Pre Tax Income represents a measure of the company's operational performance exclusive of the effects of purchase accounting adjustments and one-time charges that are not operational in nature or comparable to those of our competitors. EBITA is an important measure because it removes interest expense where differences among industry participants can be caused by financing methodology used by different equipment rental companies but incorporates all other costs. This results in a performance metric that management and investors can then use for comparison across the equipment rental industry. Adjusted net income is important to management and investors because it represents a measure of our operational performance exclusive of the effects of purchase accounting adjustments, one-time charges and items that are not operational in nature or comparable to those of our competitors. Levered after-tax cash flow before fleet growth is important to management and investors as it represents the funds available to grow our fleet or reduce debt. Levered after-tax cash flow after fleet growth is important to management and investors as it represents the funds available for the reduction of corporate debt. HTZ LBHY MAR’07 - 34